SM PERSPECTIVE ADVISORY II (08/18) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (ICC17 VA790) Home Office: Lansing, Michigan www.jackson.com First Class Mail: P.O. Box 30314 Customer Care: 800-873-5654 Lansing, MI 48909-7814 Fax: 800-943-6761 Hours: 8:00 a.m. to 8:00 p.m. ET Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT CLEARLY Type of Ownership: Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should Good Order be on file prior to taking a distribution. If not, the distribution may require mandatory Foreign Withholding. Checklist for additional Social Security Number or Tax ID Number Phone Number (include area code) requirements. Country of Residence U.S. Citizen Yes No Sex Male Female Date of Birth (mm/dd/yyyy) Email Address (print clearly) First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Mailing Address Line 1 Mailing Address Line 2 Mailing Address City State ZIP ICC17 VDA 790 09/17 Page 1 of 12 V790 08/18

LONG-TERM SMART Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint/Contingent Annuitant Complete this section if Social Security Number No Joint Annuitant Date of Birth (mm/dd/yyyy) different than Joint Owner. If Contingent Annuitant Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Contingent Relationship to Primary Annuitant Phone Number (include area code) Annuitant must be Annuitant's spouse. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Available only on a Qualified plan custodial account when Physical Address City State ZIP electing a Joint GMWB. ICC17 VDA 790 09/17 Page 2 of 12 V790 08/18

LONG-TERM SMART Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Death Benefit Benefit Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner Percentage be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form X3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP ICC17 VDA 790 09/17 Page 3 of 12 V790 08/18

LONG-TERM SMART Annuity Type Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Stretch IRA Non-Qualified Stretch Roth Conversion Other: *Tax Contribution Year(s) and Amounts: Year: $ Year: $ Premium Payment External Transfers: The Select method of payment and note approximate amount: Request for Transfer or Check Attached $ Check In Transit $ Wire $ Exchange of Assets form (X3783) must be submitted if Anticipated total amount from internal transfer(s) $ Jackson is to request the release of Anticipated total amount from external transfer(s) to be requested by Jackson $ funds. Anticipated total amount from external transfer(s) to be requested by For more than Producer/Representative or Owner (Jackson will NOT request funds) $ two account transfers, please provide account If Jackson is NOT requesting funds, please provide the following information: information on Transfer Anticipated the Letter of Company releasing funds Account number Maturity date type transfer amount Instruction form (X4250) and Full $ submit with Partial application. Full $ Partial Statement Regarding Existing Policies or Annuity Contracts It is required for Good Order I (We) certify that with regard to Jackson National Life Insurance Company (Jackson) or any other company: that this entire (Please select one) section be completed. I (We) do not have existing life I (We) do have existing life insurance COMPLETE insurance policies or annuity contracts. policies or annuity contracts. X0512 " REPLACEMENT OF LIFE Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity INSURANCE OR contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form ANNUITIES" (X0512 - state variations apply) and return the notice, signed by both the Producer/Representative and WHERE Applicant, with the Application. REQUIRED (must be dated on or before Are you replacing an existing life insurance policy or annuity contract? Yes No the Application Sign Date to be in Good Order). Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. ICC17 VDA 790 09/17 Page 4 of 12 V790 08/18

LONG-TERM SMART Systematic Investment (periodic premium reallocation programs) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. Investment Division(s) and Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. the 1-Year Fixed Account Option Frequency: Monthly Quarterly Semiannually Annually (subject to availability) as selected in the Start Date (mm/dd/yyyy): OR Immediately after issue. Premium Allocation section will Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the participate in frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the Automatic frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which Rebalancing. the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. Other If DCA+ allocation is 100%, use the Premium Allocation section Systematic Special Dollar Cost below to allocate your Designated Option(s). Investment Averaging (DCA+) Options may be If DCA+ allocation is less than 100%, use Systematic Investment % ($15,000 contract minimum) available. Form (V5675) to allocate your Designated Option(s). Please see 6-month If selected, the total number of elections in the Premium Allocation Systematic (030) section may not exceed 98. Investment form (V5675). 12-month The 6- or 12-month DCA+ account will earn interest at the rate of (032) the 1-Year Fixed Account Option unless a promotional rate applies. DCA+is not available if electing the LifeGuard Freedom Flex DB Guaranteed Minimum Withdrawal Benefit or the 5% Roll-Up Guaranteed Minimum Death Benefit on pages 8 and 9. Premium Allocation Tell us how you % Traditional Investments % Traditional Investments % Traditional Investments want your annuity Equity Investments Equity Investments Equity Investments Premiums JNL Multi-Manager (cont. from previous column) (cont. from previous column) invested. Whole percentages Mid Cap (529) JNL/DFA JNL/Mellon Capital U.S. Core Equity (449) Nasdaq 100 Index (426) only. TOTAL JNL Multi-Manager ALLOCATION Small Cap Growth (450) JNL/DFA JNL/Mellon Capital MUST EQUAL JNL Multi-Manager U.S. Small Cap (588) S&P 400 MidCap 100%. Small Cap Value (495) JNL/Franklin Templeton Index (458) JNL S&P 500 Index Founding Strategy (538) JNL/Mellon Capital (553) JNL/Franklin Templeton S&P 1500 Growth Index (545) JNL/American Funds Income (430) Total number Balanced (473) JNL/Franklin Templeton JNL/Mellon Capital of allocation S&P 1500 Value selections may Mutual Shares (497) JNL/American Funds Index (546) not exceed 99. Blue Chip Income and JNL/Invesco Growth (503) Diversified Dividend (541) JNL/Mellon Capital Small Cap Index (462) JNL/American Funds JNL/Invesco JNL/MFS Growth (587) Small Cap Growth (482) Mid Cap Value (496) JNL/American Funds JNL/JPMorgan JNL/PPM America Growth-Income (506) MidCap Growth (435) Mid Cap Value (417) JNL/BlackRock JNL/The London Company JNL/PPM America Large Cap Select Focused U.S. Equity (600) Growth (436) Value Equity (440) JNL/Mellon Capital JNL/The Boston Company Dow Index (579) Equity Income (599) JNL/ClearBridge Large Cap Growth (532) PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. ICC17 VDA 790 09/17 Page 5 of 12 V790 08/18

LONG-TERM SMART Premium Allocation (continued from page 5) Total number % Traditional Investments % Traditional Investments % Traditional Investments of allocation selections may Equity Investments International Specialty not exceed 99. (cont. from previous page) (cont. from previous column) JNL/DoubleLine JNL/T. Rowe Price JNL/Invesco Shiller Enhanced International Growth (447) Established Growth (445) CAPE (537) Tell us how you JNL/Lazard JNL/T. Rowe Price JNL/Mellon Capital want your Emerging Markets (432) annuity Mid-Cap Growth (446) 10 X 10 (452) JNL/Lazard Premiums JNL/T. Rowe Price International Strategic JNL/Mellon Capital invested. Whole Value (472) European 30 (412) percentages Equity (593) JNL/Vanguard only. TOTAL JNL/Mellon Capital JNL/Mellon Capital Capital Growth (558) ALLOCATION Emerging Markets Index 5 (453) MUST EQUAL JNL/Vanguard Index (519) JNL/Mellon Capital 100%. Equity Income (559) JNL/Mellon Capital JNL 5 (493) JNL/Vanguard International Index (463) JNL/Mellon Capital Small Company JNL/Mellon Capital MSCI KLD 400 Growth (562) Social Index MSCI World Index (580) (544) JNL/Vanguard JNL/Oppenheimer JNL/Mellon Capital U.S. Stock Market Pacific Rim 30 (413) Global Growth (474) Index (563) JNL/Vanguard JNL/Mellon Capital JNL/WMC International (560) S&P SMid 60 (501) Balanced (438) JNL/Vanguard JNL/Morningstar JNL/WMC International Stock Wide Moat Index Value (476) Market Index (564) (696) % Traditional Investments JNL/WCM JNL/S&P 4 Focused International (677) International Equity (676) JNL/S&P JNL/American Funds Competitive Capital Income % Traditional Investments Advantage (422) Builder (691) Sector JNL/S&P JNL/American Funds JNL/Mellon Capital Dividend Income Global Growth (586) Consumer Discretionary & Growth (423) JNL/American Funds Sector (489) JNL/S&P Global Small JNL/Mellon Capital International 5 (570) Capitalization (505) Consumer Staples JNL/S&P JNL/American Funds Sector (547) Intrinsic Value (424) International (507) JNL/Mellon Capital JNL/S&P JNL/American Funds Energy Sector (488) Mid 3 (523) New World (508) JNL/Mellon Capital JNL/S&P JNL/Causeway Financial Sector (487) Total Yield (425) International JNL/Mellon Capital Value Select (460) Healthcare Sector (486) % Traditional Investments JNL/Epoch JNL/Mellon Capital Fixed Income Global Shareholder Industrials Sector (548) Yield (591) JNL/American Funds JNL/Mellon Capital Global Bond JNL/Franklin Templeton (504) Information Technology Global (500) JNL/Crescent Sector (485) High Income (533) JNL/Franklin Templeton JNL/Mellon Capital International Small JNL/DoubleLine Materials Sector (549) Cap (419) Core Fixed Income (461) JNL/GQG JNL/Mellon Capital JNL/DoubleLine Emerging Markets Real Estate Sector (551) Emerging Markets Equity (539) JNL/Mellon Capital Fixed Income (536) JNL/Harris Oakmark Telecommunications Sector (490) Global Equity (540) PREMIUM ALLOCATIONS JNL/Invesco JNL/Mellon Capital Utilities Sector (554) CONTINUED ON PAGE 7. China-India (421) ICC17 VDA 790 09/17 Page 6 of 12 V790 08/18

LONG-TERM SMART Premium Allocation (continued from pages 5 and 6) Tell us how you % Traditional Investments % Alternative Investments % Asset Allocation want your annuity Fixed Income Alternative Strategies (cont. from previous column) (cont. from previous page) Premiums JNL/AQR JNL/American Funds invested. Whole JNL/DoubleLine Large Cap Relaxed Moderate Growth percentages Total Return (589) Constraint Equity (499) Allocation (526) only. TOTAL JNL/American Funds ALLOCATION JNL/Franklin Templeton JNL/Boston Partners Growth Allocation MUST EQUAL Global Multisector Global Long Short (527) (518) 100%. Bond Equity (531) JNL/DFA JNL/Goldman Sachs JNL/Eaton Vance Moderate Growth Core Plus Bond (444) Global Macro Absolute Allocation (535) Total number JNL/JPMorgan Return Advantage (590) JNL/DFA of allocation U.S. Government & Growth Allocation (534) selections may JNL/FAMCO not exceed 99. Quality Bond (443) Flex Core JNL/S&P JNL/Mellon Capital Covered Call (592) Managed Bond Index (466) Conservative (571) Fixed Account JNL/JPMorgan (694) Options are not JNL/Neuberger Berman Hedged Equity JNL/S&P Strategic Income Managed Moderate available if (522) JNL/Neuberger Berman (572) electing the JNL/PIMCO Currency (594) JNL/S&P LifeGuard Income (555) JNL/Nicholas Managed Moderate Freedom Flex Growth (573) DB Guaranteed JNL/PIMCO Convertible Arbitrage (595) Minimum Investment Grade JNL/PPM America JNL/S&P Managed Growth (574) Withdrawal Corporate Bond (596) Long Short Credit (597) Benefit or the JNL/PIMCO JNL/S&P 5% Roll-Up JNL/Westchester Capital Real Return (433) Managed Aggressive Guaranteed Event Driven (569) Minimum Death JNL/PPM America Growth (575) Benefit on Floating Rate Income (556) % Tactically Managed Strategies JNL/Vanguard pages 8 and 9. JNL/PPM America JNL iShares Tactical Moderate ETF Allocation (566) High Yield Bond (491) Moderate (583) JNL/Vanguard JNL iShares Tactical JNL/PPM America Moderate Growth ETF Moderate Growth (584) Total Return (557) Allocation (567) JNL iShares Tactical JNL/T. Rowe Price JNL/Vanguard Growth (585) Short-Term Bond (431) Growth ETF JNL/Vanguard JNL/BlackRock Allocation (568) Global Bond Market Global Allocation (509) % Fixed Account Options Index (565) JNL/FPA + DoubleLine 1-Year JNL/WMC Flexible Allocation (409) Government JNL/T. Rowe Price (041) Money Market (441) Capital Appreciation (598) 3-Year (043) % Alternative Investments % Asset Allocation 5-Year Alternative Assets JNL Conservative (045) Allocation (581) JNL/BlackRock 7-Year Global Natural JNL Moderate (047) Resources (498) Allocation (582) NOTE: The Contract permits Jackson, JNL/First State JNL Moderate without advance notice (state Global Infrastructure (517) Growth Allocation (576) variations may apply), to restrict the amount of Premium payments into, JNL/Heitman JNL Growth and the amount and frequency of U.S. Focused Allocation (577) transfers between, into and from, any Real Estate (693) JNL Aggressive Fixed Account Option; to close any Fixed Account Option; and to require JNL/Invesco Growth Allocation (578) transfers from a Fixed Account Option. Global Real Estate (494) JNL Institutional Accordingly, you should consider whether investment in a Fixed Account Alt 25 (524) Option is suitable given your JNL Institutional investment objectives. Alt 50 (525) ICC17 VDA 790 09/17 Page 7 of 12 V790 08/18

LONG-TERM SMART Optional Guaranteed Minimum Withdrawal Benefits All optional GMWBs may May select only one For Life GMWB or GMWB. not be available in all states and 1 1,6,8 once selected LifeGuard Freedom Flex LifeGuard Freedom Flex DB cannot be For Life GMWB with Annual Step-Up (Ages 35-80) For Life GMWB with 6% Bonus, Annual Step-Up, and Death Benefit (Ages 35-72) changed. Must select both a Bonus and 2 Income Stream Option for Good Order. Income Stream Option (GAWA%) : (Must select one) 2 Optional Bonus%: AND Income Stream Option (GAWA%) : GMWBs: Income Stream Max Additional 5% Income Stream Max charges will Income Stream Plus apply. Please 6% Income Stream Plus see the Income Stream Value prospectus for details. 7% Income Stream Value Election Age limitations LifeGuard Freedom Flex w/ Joint Option 1,3,4,5 LifeGuard Freedom Net 1 apply based on Joint For Life GMWB with Annual Step-Up (Ages 35-80) For Life GMWB with 6% Bonus, Annual Step-Up, and the age of the Must select both a Bonus and Earnings-Sensitive Withdrawal Amount (Ages 35-80) Owner(s) or Income Stream Option for Good Order. 2 Covered Lives. Income Stream Option (GAWA%) : (Must select one) 2 Bonus%:AND Income Stream Option (GAWA%) : Income Stream Max 5% Income Stream Plus Income Stream Plus 6% Income Stream Value Income Stream Value 7% 1,3,4,5 MarketGuard Stretch 7 LifeGuard Freedom Net w/ Joint Option GMWB (Ages 0-80) Joint For Life GMWB with 6% Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80) Original Owner's Date of Death (mm/dd/yyyy) 2 Income Stream Option (GAWA%) : (Must select one) Income Stream Plus Income Stream Value May not be selected on beneficiary Stretches or Non-Qualified Stretches. Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your representative for availability. Varying charges apply. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Optional Guaranteed Minimum Death Benefit on page 9. May only be selected on beneficiary Stretches and Non-Qualified Stretches. May not be selected in combination with an Optional Guaranteed Minimum Death Benefit on page 9. Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Options on page 7. Optional Benefits are continued on page 9. ICC17 VDA 790 09/17 Page 8 of 12 V790 08/18

LONG-TERM SMART Optional Guaranteed Minimum Death Benefits If no Optional GMDB is May select only one GMDB. selected your beneficiary(ies) 1 will receive the Return of Premium Guaranteed Minimum Death Benefit (Ages 0-80) standard death benefit. Please 1 see the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (Ages 0-79) prospectus for details. 5% Roll-Up Guaranteed Minimum Death Benefit 1,2 (4% if the Owner is age 70 or older on the date of issue) (Ages 0-79) All optional benefits may With Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit not be available in all states and Without Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit once selected cannot be changed. May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB or Optional MarketGuard Stretch on page 8. GMDBs: Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Additional Options on page 7. charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. Telephone/Electronic Transfer Authorization If no election is made, By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment Jackson will options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment default to options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint " No." Owner, or from my (our) Producer/Representative, subject to Jackson's administrative procedures. This Do you consent to Telephone/Electronic Transfer Authorization? Yes No authorization is not extended Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic to Authorized authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting Callers. from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). ICC17 VDA 790 09/17 Page 9 of 12 V790 08/18

LONG-TERM SMART Authorized Caller This authorization If you want to authorize an individual other than your Producer/Representative to receive Contract information via is not extended telephone, please list that individual's information here. to Telephone/ Electronic First Name Middle Name Last Name Transfer Authorization. Social Security Number Date of Birth (mm/dd/yyyy) Electronic Delivery Authorization If no election is made, Jackson Do you consent to Electronic Yes No will default to Delivery of documents? " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is Selection of authorized, but no document type is selected, the selection will default to "All Documents." "ALL DOCUMENTS" excludes ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports quarterly statements. Transaction confirmations Other Contract-related correspondence Please provide My email address is: one email address and print clearly. I (We) will notify the company of any new email address. If you authorize This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of Electronic a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to Delivery but do electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center not provide an or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request email address paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for or the address compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of is illegible, Contract-related correspondence. Electronic Delivery will The computer hardware and software requirements that are necessary to receive, process and retain electronic not be initiated. communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Notice to Applicant Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. ICC17 VDA 790 09/17 Page 10 of 12 V790 08/18

LONG-TERM SMART Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to a Market Value Adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency ICC17 VDA 790 09/17 Page 11 of 12 V790 08/18

LONG-TERM SMART Producer/Representative Acknowledgments Complete this certification I certify that: regarding sales material section I did not use sales material(s) during the presentation of this Jackson product to the applicant. only if: Your client I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. has other In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. existing policies or annuity contracts By signing this form, I certify that: AND 1. I am authorized and qualified to discuss the Contract herein applied for. Will be either 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this terminating any transaction is suitable given the client's financial situation and needs. of those 3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly. existing policies 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that or using the funds from this replacement (if applicable) is consistent with that position. existing policies 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the to fund this best of my knowledge and belief. new Contract. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) Jackson Prod./Rep. No. First Name Middle Name Last Name Email Address (print clearly) Business Phone Number (include area code) Extension If more than one Producer/Representative is participating on this case, please provide the additional Producer/Representative names and Jackson Producer/Representative numbers for each. Producer/Representative Name #2 Jackson Producer/Representative Number Producer/Representative Name #3 Jackson Producer/Representative Number Producer/Representative Name #4 Jackson Producer/Representative Number ICC17 VDA 790 09/17 Page 12 of 12 V790 08/18